UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

(Amendment No. 1)

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

______________

CHINA GEWANG BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	0-54451	42-1769584
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Xita 23C, Star International, No. 8 Jinsui Road, Pearl River New Town,

 Guangzhou Province, P.R. China 510623

(Address of Principal Executive Office) (Zip Code)

86-024-2397-4663

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Amendment No. 1

This amendment is being filed in order to:

•

correct the description of the acquisition transaction; and

•

file the financial statements of Tianmei Beverage Group Corporation Limited

Item 2.01

Completion of Acquisition of Assets

On April 28, 2016, the Registrant's wholly-owned subsidiary, Biotechnology International Holding Ltd. (“Biotechnology”), entered into an investment agreement with Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd. (“Guangdong Tianmei”).  Guangdong Tianmei was organized in May 2015, and is engaged in the business of distributing selenium-rich bottled water in the PRC. Guangdong Tianmei also functions as a placement agent for a variety of products from various vendors, all within the PRC. The investment agreement provided that Biotechnology would pay US$1,000,000 to acquire a 30% interest in Tianmei Beverage Group Corporation Limited (“Tianmei Australia”), an Australian corporation, which would indirectly own all of the equity in Guangdong Tianmei.

The acquisition by Biotechnology of 30% of Tianmei Australia, was completed in May 2016, at which time it acquired ownerships of Guangdong Tianmei.  The payment of the $1,000,000 purchase price was made on June 17, 2016.

Item 9.01

Financial Statements and Exhibits

Financial Statements

Financial statements of Tianmei Beverage Group Corporation Limited and Subsidiaries for the six months ended 31 May 2016.

Financial statements of Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd. for the period from 22 May 2015 (inception) to 30 November 2015.

Pro forma condensed consolidated financial information of China Gewang Biotechnology, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Gewang Biotechnology, Inc.

Date: December 5, 2016	By:	/s/ Li Wang Li Wang, Chief Executive Officer

3

FINANCIAL STATEMENTS

Tianmei Beverage Group Corporation Limited and Subsidiaries
Independent Auditors' Report.............................................................................................	F-1
Consolidated Statement of Financial Position as at 31 May 2016.....................................	F-2
Consolidated Statement of Profit or Loss and Other Comprehensive Income (Loss) for the Six Months Ended 31 May 2016.......................................................................	F-4
Consolidated Statement of Changes in Equity for the Six Months Ended 31 May 2015..	F-5
Consolidated Statement of Cash Flows……………………………................................................................................	F-6
Notes to the Consolidated Financial Statements................................................................	F-8
Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd.
Report of Independent Auditors………………………….................................................	F-36
Statement of Profit or Loss and Other Comprehensive Income (Loss) for the Period from 22 May 2015 (Inception) to 30 November 2015................................	F-37
Statement of Financial Position..........................................................................................	F-38
Statement of Changes in Equity for the Period from 22 May 2015 (Inception) to 30 November 2015...................................................................................................	F-40
Statement of Cash Flows Period from 22 May 2015 (Inception) to 30 November 2015..	F-41
Notes to Financial Statements............................................................................................	F-42
China Gewang Biotechnology, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Information............................	F-63

4

INDEPENDENT AUDITORS’ REPORT

Shareholders and Board of Directors

Tianmei Beverage Group Corporation Limited

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Tianmei Beverage Group Corporation Limited and Subsidiaries, which comprise the consolidated statement of financial position as at 31 May 2016, and the consolidated statement of profit or loss and other comprehensive income, consolidated statement of changes in equity and consolidated statement of cash flows for the six months ended 31 May 2016, and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with International Financial Reporting Standards, and for such internal control as management determines is necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit.  We conducted our audit in accordance with International Standards on Auditing.  Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements.  The procedures selected depend on the auditor’s judgement, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements give a true and fair view of the consolidated financial position of Tianmei Beverage Group Corporation Limited and Subsidiaries as at 31 May 2016, and of its consolidated financial performance and its cash flows for the six months ended 31 May 2016 in accordance with International Financial Reporting Standards.

/s/ Wei, Wei & Co. LLP

Liren Wei

Managing Partner

12 November 2016

New York, United States of America

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF FINANCIAL POSITION
AS AT 31 MAY 2016
IN US DOLLARS
ASSETS	Notes

Non-current assets
Property and equipment, net	9	482,190
Prepayments	8	388,660
Non-current assets		870,850

Current assets
Deposit	7	151,895
Inventories	3.2	314,576
Deferred offering costs	3.5	336,694
Deferred slotting fees	3.5	2,395,333
Prepayments	8	684,099
Trade and other receivables	5.1.1	1,291
Cash and cash equivalents	3.1.1	12,015,425
Current assets		15,899,313

TOTAL ASSETS		16,770,163

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF FINANCIAL POSITION (CONTINUED)
AS AT 31 MAY 2016
IN US DOLLARS
EQUITY AND LIABILITIES	Notes

Equity
Share capital	13	9,801,422
Receivable for equity share	13	(1,000,000)
Statutory reserve fund	3.6	445,430
Retained earnings		4,006,484
Other comprehensive (loss)		(239,471)
Total equity		13,013,865

Current liabilities
Trade and other payables	10	819,752
Advance from customers	10	778,234
Taxes payable	3.8	1,066,132
Convertible debt payable	12	1,002,507
Borrowings - third parties	11	89,673
Current liabilities		3,756,298

TOTAL EQUITY AND LIABILITIES		16,770,163

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME (LOSS)
FOR THE SIX MONTHS ENDED 31 MAY 2016
IN US DOLLARS
	Notes

Revenue	3.7	10,869,660
Cost of sales	17	(4,168,888)
Gross profit		6,700,772

Other income		767,622
Selling and distribution expenses	18.1	(934,898)
Administrative expenses	18.2	(1,970,202)
Financing expenses	18.3	(9,476)
Research and development expenses	18.4	(390,327)
Operating profit before income tax expense		4,163,491

Income tax expense	6	(1,482,333)
Profit for the period		2,681,158

Other comprehensive (loss):
Exchange differences on translating foreign currencies	2.6	(206,063)

TOTAL COMPREHENSIVE INCOME FOR THE PERIOD		2,475,095

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY
FOR THE SIX MONTHS ENDED 31 MAY 2016
IN US DOLLARS

		Receivable	Statutory		Other
	Share	For equity	Reserve	Retained	Comprehensive	Total
	Capital	Share	Fund	Earnings	Income (loss)	Equity

Balance - as at 30 November 2015	-	(1,000,000)	177,241	1,593,515	(33,408)	737,348
Share capital	8,034,304	-	-	-	-	8,034,304
Issue of ordinary shares for compensation	1,767,118	-	-	-	-	1,767,118
Profit for the year	-	-	-	2,681,158	-	2,681,158
Statutory reserve	-	-	268,189	(268,189)	-	-
Other comprehensive (loss)	-	-	-	-	(206,063)	(206,063)
Balance - as at 31 May 2016	9,801,422	(1,000,000)	445,430	4,006,484	(239,471)	13,013,865

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED 31 MAY 2016
IN US DOLLARS
	Notes

CASH FLOWS FROM OPERATING ACTIVITIES:
Profit for the period		2,681,158
Adjustments to reconcile profit after tax to net cash flows:
Depreciation	9.3	57,167
Share compensation for management		1,767,118
Interest expense		9,477
Income tax expense	6	1,482,333
Working capital adjustments:
Change in inventories	17.1	(314,576)
Change in deferred offering costs	3.5	(312,948)
Change in deferred slotting fees	3.5	(1,091,432)
Change in trade and other receivables	5.1.1	520
Change in prepayments	8	(1,072,759)
Change in trade and other payables	10	590,231
Change in advance from customers	10	653,008
Cash generated from operating activities		4,449,297
Interest paid		(12,796)
Income taxes paid		(838,687)
Net cash provided by operating activities		3,597,814

CASH FLOWS FROM INVESTING ACTIVITIES:
Interest received		3,319
Purchase of property and equipment	9.2	(296,155)
Deposit payment for intent of acquisition	7	(153,514)
Net cash (used in) investing activities		(446,350)

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
FOR THE SIX MONTHS ENDED 31 MAY 2016
IN US DOLLARS
	Notes

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible debt	12	1,013,192
Proceeds from borrowings – third parties	11	78,011
Proceeds from capital contribution	13	7,034,304
Repayment of borrowings – Guangdong Tianmei former shareholder	11	(614,056)
Net cash provided by financing activities		7,511,451

NET INCREASE IN CASH AND CASH EQUIVALENTS		10,662,915
Cash and cash equivalents - beginning		1,418,052
Effect of exchange rate fluctuations on cash and cash equivalents		(65,542)
CASH AND CASH EQUIVALENTS - ENDING		12,015,425

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

NONCASH OPERATING ACTIVITIES :
Payable for deferred offering costs		11,873
Payment of deferred offering costs by third party		11,873

NONCASH FINANCING ACTIVITIES :
Receivable for equity share		1,000,000

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.

CORPORATE INFORMATION

Tianmei Beverage Group Corporation Limited (“the Company”) is an entity registered under the Australian Corporations Act 2001 on 6 May 2016, which is contemplating becoming a public company in Australia through the filing of a registration statement with the Australian Securities & Investments Commission (“ASIC”).  Tianmei International Beverage Co., Ltd. (“Tianmei International”) was incorporated in British Virgin Islands on 9 November 2015, and Mr. Xiaoran Zhang was the sole shareholder and director.  Tianmei International is authorized to issue 50,000 shares at USD 1.00 each.  On 16 May 2016, Mr. Xiaoran Zhang transferred his 50,000 shares of Tianmei International to the Company in consideration of USD 50,000.  On the same day, Ms. Li Wang was appointed as Director of Tianmei International replacing Mr. Zhang.

On 7 April 2016, Tianmei International purchased all of the shareholding of Hong Kong Tianmei International Holding Co., Ltd. (“Tianmei HK”), which was incorporated on 16 September 2014 by Ms. Gao Yisha Yang, for HKD 10,000.  Tianmei HK incorporated Shenzhen Tianmei Selenium-Rich Information Consulting Co., Ltd. (“WFOE”) on 15 December 2015 with the registered capital of RMB 500,000.

Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd. (“Guangdong Tianmei”) is the operating entity, which was founded on 22 May 2015 in Guangdong Province in the People’s Republic of China (“PRC”).  Before 2 March 2016, Guangdong Tianmei was owned by four persons: Mr. Shili Zhang owned 44.94%, Ms. Xiaoqin Zheng owned 6%, Ms. Han Xu owned 44.06%, and Mr. Zuliang Xu owned 5%.  On 2 March 2016, the Guangdong Tianmei’s four shareholders transferred 100% ownership of Guangdong Tianmei to WFOE. On 21 April 2016, the transfer was approved by the Chinese local government.

As a result of series of the transaction among parties mentioned above, the Company owns 100% of Tianmei International, Tianmei International owns 100% of Tianmei HK, Tianmei HK owns 100% of WFOE, and WFOE owns 100% of Guandong Tianmei.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.

CORPORATE INFORMATION (continued)

The Company has a corporate structure as follows:

Tianmei Beverage Group Corporation Limited
(the "Company")
100%
Tianmei International Beverage Co., Ltd.
("Tianmei International")
100%
Hong Kong Tianmei International Holding Co., Ltd. ("Tianmei HK")
Offshore
Onshore
100%
Shenzhen Tianmei Selenium-Rich Information Consulting Co., Ltd. ("WFOE")
100%
Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd.
("Guangdong Tianmei")

On April 28, 2016, Biotechnology International Holding Ltd. (“Biotechnology International”), entered into an investment agreement with Guangdong Tianmei.  The investment agreement provided that Biotechnology International would pay $1,000,000 to acquire a 30% interest of the Company.  The acquisition by Biotechnology International of 30% of the Company was completed in May 2016.  The receivable for equity share of $1,000,000 was presented as an offset to equity in the consolidated statement of financial position as at 31 May 2016.  The investment agreement provided that payment of the $1,000,000 purchase price was due on June 20, 2016.  Payment in full was received on June 17, 2016.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.

CORPORATE INFORMATION (continued)

As at 31 May 2016, the Company was owned by the following shareholders: Biotechnology International owned 30%, Ms. Han Xu owned 30%, Ms. Mengdi Zhang owned 20%, and other shareholders owned 20%.

The Company’s business, through its operating entity in China (Guangdong Tianmei), is comprised of the following:

Sale of Selenium-Rich Water

The Company has an annual contract with a water company to bottle, under the Company’s label, water from a spring in the PRC that is rich in the mineral selenium.  Selenium is believed to have antioxidant properties and play a key role in the human body’s metabolism.  The bottled water is purchased by the Company from the supplier and is delivered directly to stores based upon monthly orders placed by each store.  Accordingly, the Company does not have any inventory of selenium-rich water as at 31 May 2016.  Revenue generated from the sale of selenium-rich water was $3,786,392 for the six months ended 31 May 2016.

Product Promotion and Placement Service

The Company has annual agreements with various vendors to assist them in the placement and marketing of their products.  The Company receives a monthly fee from the vendors based upon the number of items being placed in each store.  The Company has the ability to place these products based upon their relationships with over 900 stores in Guangdong Province.  In connection with these placement services, the Company enters into annual contracts with each store and must prepay the store an annual “slotting fee” charged for each product placed.  The Company has no responsibility regarding the vendors’ sales performance.  Revenue generated from the product promotion and placement service was $6,354,485 for the six months ended 31 May 2016.

Sale of Selenium-Rich Water Related Products

Starting in April 2016, the Company has expanded its product line and contracted a local supplier to manufacture a series of patented selenium-rich water related products including a variety of drinking water stands, an all-house water purifier and a beauty sprayer.  The products are purchased by the Company from the supplier and sold to the stores based upon orders placed by each store.  The Company has inventories of selenium-rich water related products of USD 314,576 as at 31 May 2016.  Revenue generated from the sale of selenium-rich water related products was $728,783 for the six months ended 31 May 2016.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2.

BASIS OF PREPARATION

2.1 Statement of compliance

The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”).

The consolidated financial statements were authorized for issue by the Board of Directors on 12 November 2016.

2.2 Basis of measurement

The consolidated financial statements have been prepared on a historical cost basis except for assets and liabilities required to be measured at fair value (See Note 4).

2.3 Subsidiaries

Subsidiaries are those entities over which the Company has control.  The Company controls an entity when the Company is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity.  Subsidiaries are fully consolidated from the date on which control is transferred to the Company and are no longer consolidated from the date that control ceases.  All intercompany transactions, balances and unrealized gains or losses on transactions between Group companies are eliminated.

The consolidated financial statements incorporate the assets and liabilities of all subsidiaries of the Company as at 31 May 2016 and the results of these subsidiaries for the six months ended 31 May 2016.

2.4 Common control transactions

The predecessor values method is used to account for the acquisition of subsidiaries by the Company under common control.  The predecessor values method requires financial statements to be prepared using predecessor book values without any step up to fair value.  The difference between any consideration given and the aggregate book value of the assets and liabilities (as of the date of the transaction) of the acquired entity are recorded as an adjustment to equity as a common control reserve.  No additional goodwill is created by the transaction.  Based upon this treatment, the effect of transaction has been recast as if this transaction had occurred at the beginning of the earliest period being presented accordingly.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2.

BASIS OF PREPARATION (continued)

2.5 Functional and presentation currency

These consolidated financial statements are presented in US dollars, and the Company’s functional currency is the Renminbi (“RMB”).  All financial information presented has been rounded to the nearest US dollar.

2.6 Foreign currency translation

Almost all Company assets are located in the PRC.  The functional currency for the Company’s operations is the Renminbi (“RMB”).  The Company uses the United States Dollar (“US Dollar” or “US$” or “$”) for financial reporting purposes.

For the purpose of presenting the financial statements, the assets and liabilities of the Company are translated into US Dollar using the exchange rate prevailing at the end of reporting period.  Income and expense items are translated at the average exchange rate for the period, unless exchange rates fluctuate significantly during that period, in which case the exchange rates at the dates of the transactions are used.  Exchange differences arising, if any, are recognized in other comprehensive income and accumulated in equity.  For the six months ended 31 May 2016, exchange differences on translating RMB to US Dollar of $(206,063) are recognized as other comprehensive loss in the consolidated statement of profit or loss and other comprehensive income (loss).

Although government regulations now allow convertibility of the RMB for current account transactions, significant restrictions still remain.  Hence, such translations should not be construed as representations that the RMB could be converted into US Dollar at that rate or any other rate.

The value of the RMB against the US Dollar and other currencies may fluctuate and is affected by, among other things, changes in the PRC’s political and economic conditions. Any significant revaluation of the RMB may materially affect the Company’s financial condition in terms of US Dollar reporting.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2.

BASIS OF PREPARATION (continued)

2.7 Use of estimates and judgments

The preparation of the financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, income and expenses.  Actual results may differ from these estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis.  Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1 Financial instruments

3.1.1

Non-derivative financial assets

The Company initially recognizes trade and other receivables on the date that they are originated.  All other financial assets (including assets designated at fair value through profit or loss) are recognized initially on the trade date at which the Company becomes a party to the contractual provisions of the instrument.  The Company derecognizes a financial asset when the contractual rights to the cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred.  Any interest in transferred financial assets that is created or retained by the Company is recognized as a separate asset or liability.

Financial assets and liabilities are offset and the net amount presented in the statement of financial position when, and only when, the Company has a legal right to offset the amounts and intends either to settle on a net basis or to realize the asset and settle the liability simultaneously.

The Company has the following non-derivative financial assets:

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.1 Financial instruments (continued)

Trade and other receivables

Trade and other receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market.  Such assets are recognized initially at fair value plus any directly attributable transaction costs.  Subsequent to initial recognition, non-current trade and other receivables are measured at amortized cost using the effective interest method, less any impairment losses.

Cash and cash equivalents

Cash and cash equivalents are comprised of cash balances, money market funds and short-term investments with original maturities of three months or less.

3.1.2

Non-derivative financial liabilities

The Company recognizes liabilities on the date at which the Company becomes a party to the contractual provisions of the instrument.  The Company derecognizes a financial liability when its contractual obligations are discharged, cancelled or expire.  Financial assets and liabilities are offset and the net amount presented in the statement of financial position when, and only when, the Company has a legal right to offset the amounts and intends either to settle on a net basis or to realize the asset and settle the liability simultaneously.

The Company has the following non-derivative financial liabilities: trade and other payables, advances from customers, taxes payable, and borrowings.  Such financial liabilities are recognized initially at fair value plus any directly attributable transaction costs.  Subsequent to initial recognition, these financial liabilities are measured at amortized cost using the effective interest method.

3.1.3

Share capital

Ordinary shares are classified as equity.  Incremental costs directly attributable to the issue of ordinary shares are recognized as a deduction from equity, net of any tax effects.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.2 Inventories

Inventories are stated at the lower of cost or net realizable value.  Cost is determined on a weighted average basis and comprises all costs of purchasing raw materials, direct labor and other costs.

Net realizable value is the estimated selling price in the ordinary course of business, less estimates of costs of completion and selling expenses.

When inventories are sold, the carrying amount of those inventories is recognized as an expense in the period in which the related turnover is recognized.  The amount of any write-down of inventories to net realizable values and all losses of inventories are recognized as an expense in the period the write down or loss occurs.  The amount of any reversal of any write-down of inventories is recognized as a reduction in the amount of inventories as an expense in the period in which the reversal occurs.

3.3 Property and equipment

3.3.1

Recognition and measurement

Items of property and equipment are measured at cost less accumulated depreciation and accumulated impairment losses.  Cost includes expenditures that are directly attributable to the acquisition of the asset.  When parts of an item of property and equipment have different useful lives, they are accounted for as separate items (major components) of property and equipment.  Gains and losses on disposal of an item of property and equipment are determined by comparing the proceeds from disposal with the carrying amount of property and equipment, and are recognized net within other income (loss) in the statement of profit or loss and other comprehensive income (loss).

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.3 Property and equipment (continued)

3.3.2

Subsequent costs

The cost of replacing a part of an item of property and equipment is recognized at the carrying amount of the item if it is probable that the future economic benefits embodied within the part will flow to the Company, and its cost can be measured reliably.  The carrying amount of the replaced part is derecognized.  The costs of the day-to-day servicing of property and equipment are recognized in the statement of profit or loss and comprehensive income (loss) as incurred.

3.3.3

Depreciation

Depreciation is calculated over the depreciable amount, which is the cost of an asset, or other amount substituted for cost, less its residual value, if any.  Depreciation is recognized in profit or loss on a straight-line basis over the estimated useful lives of each part of an item of property and equipment, since this most closely reflects the expected pattern of consumption of the future economic benefits embodied in the asset.  Leased assets are depreciated over the shorter of the lease term or their useful life unless it is reasonably certain that the Company will obtain ownership by the end of the lease term.

The estimated useful lives for the current period are as follows:

Electronic equipment	3 years
Motor vehicles	4 years
Office equipment	5 years

Depreciation methods, useful lives and residual values are reviewed at each financial year-end and adjusted if appropriate.

3.4 Impairment

3.4.1

Financial assets (including receivables)

A financial asset not carried at fair value through profit and loss is assessed at each reporting date to determine whether there is objective evidence that it is impaired.  A financial asset is impaired if objective evidence indicates that a loss event has occurred after the initial recognition of the asset, and that the loss event had a negative effect on the estimated future cash flows of that asset that can be estimated reliably.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.4 Impairment (continued)

3.4.1

Financial assets (including receivables) (continued)

The Company considers evidence of impairment for trade and other receivables at both a specific asset and collective levels.  All individually significant accounts receivables are assessed for specific impairment.  All individually significant accounts receivable found not to be specifically impaired are then collectively assessed for any impairment that has been incurred but not yet identified.  Trade and other receivables that are not individually significant are collectively assessed for impairment by grouping together receivables with similar risk characteristics.

In assessing collective impairment, the Company uses historical trends of the probability of default, timing of recoveries and the amount of loss incurred, adjusted for management’s judgment as to whether current economic and credit conditions are such that the actual losses are likely to be greater or less than suggested by historical trends.

An impairment loss in respect of a financial asset measured at amortized cost is calculated as the difference between its carrying amount and the present value of the estimated future cash flows discounted at the asset’s original effective interest rate. Losses are recognized in profit or loss and reflected in an allowance account against receivables.  When a subsequent event causes the amount of impairment loss to decrease, the decrease in impairment loss is reversed through profit or loss.

3.5 Non-financial assets

The carrying amounts of the Company’s non-financial assets are reviewed at each reporting date to determine whether there is any indication of impairment.  If any such indication exists, then the asset’s recoverable amount is estimated and adjusted accordingly.

The recoverable amount of an asset is the greater of its value in use and its fair value less costs to sell.  In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.5 Non-financial assets  (continued)

An impairment loss is recognized if the carrying amount of an asset exceeds its estimated recoverable amount.  Impairment losses are recognized in profit and loss.

Impairment losses recognized in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists.  An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount.  An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation, if no impairment loss had been recognized.

The Company has the following non-financial asset: property and equipment, prepayments, inventories, deferred offering costs, and deferred slotting fees.

Deferred slotting fees

In connection with the Company’s product promotion and placement services, the Company is required to prepay each store where it places a vendor’s product, an annual slotting fee, which is shown as deferred slotting fees in the accompanying statement of financial position. As each slotting fee contract is renewed annually, the deferred slotting fees will be recognized within the following twelve months.

Deferred offering costs

Deferred offering costs consist principally of legal, accounting, and underwriters’ fees incurred that are related to a proposed offering and that will be charged to share premium upon the completion of the proposed offering or charged to expense if the proposed offering is not completed.  The deferred offering costs for the six months ended 31 May 2016 consist of the following:

Accountings fees	$ 76,486
Legal fees	65,363
Investment bank fees	97,817
Consulting expenses	75,948
Other expenses	21,080
Total deferred offering costs as at 31 May 2016	$ 336,694

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.6 Statutory reserve fund

Pursuant to corporate law of the PRC, the Company is required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory reserve fund until such reserve balance reaches 50% of the Company’s registered capital.  The statutory reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or used to increase registered capital, provided that the remaining reserve balance after use is not less than 25% of registered capital.  The required statutory reserve fund transfer was $268,189 for the six months ended 31 May 2016.

3.7 Revenue recognition

Revenue from the sale of goods in the course of ordinary activities is measured at the amount of the consideration received or receivable, net of estimated returns, trade discounts and volume rebates.  Revenue is recognized when persuasive evidence exists, that the significant risks and rewards of ownership have been transferred to the buyer, recovery of the consideration is probable, the associated costs and possible return of goods can be estimated reliably, there is no continuing management involvement with the goods, and the amount of revenue can be measured reliably.  If it is probable that discounts will be granted and the amount can be measured reliably, then the discount is recognized as a reduction of revenue as the sales are recognized.

The timing of the transfers of risks and rewards varies depending on the individual terms of the contract of sale.  For sales of goods, usually transfer occurs when the product is received at the customer’s warehouse.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.8Income taxes

Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to taxes payable in respect of previous years.

Deferred taxes are recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.  Deferred tax is measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date.  Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and they relate to income taxes levied by the same tax authority on the same taxable entity, or on different tax entities, but they intend to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

A deferred tax asset is recognized for unused tax losses, tax credits and deductible temporary differences, to the extent that it is probable that future taxable profits will be available against which they can be utilized.  Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.  A valuation allowance is established to reduce deferred tax assets to the amount expected to be realized.

Revenues, expenses and assets are recognized net of the amount of sales tax. The net amount of sales tax recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the consolidated statement of financial position.

In determining the amount of current and deferred tax, the Company takes into account the impact of uncertain tax positions and whether additional taxes and interest may be due. This assessment relies on estimates and assumptions and may involve a series of judgements about future events.  New information may become available that causes the Company to change its judgements regarding the adequacy of existing tax liabilities; such changes to tax liabilities will impact tax expense in the period that such a determination is made.  The Company believes that its current accruals for tax liabilities are adequate for all open tax years based on its assessment of relevant factors as well as the prevailing tax rules.  However, there can be no assurance that the tax authorities will agree with this position, and therefore the Company ultimately could be liable for income taxes, interest and penalties.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.9 New standards and interpretations not yet adopted

A number of new standards, amendments to standards and interpretations have been issued since 31 May 2016 up to the date of authorization of the financial statements which are not yet effective and, have not been applied in preparing these financial statements.  None of these new standards or amendments to standards when effective are expected to have a material effect on the consolidated financial statements of the Company except for the following:

IFRS 15 – Revenue from Contracts with Customers, which is effective, after amendment, for periods beginning on or after 1 January 2018.  IFRS 15 sets forth the requirements for recognizing revenue that applies to all contracts with customers.  The Company is in the process of determining the possible effects, if any, on its financial reporting.

IFRS 16 – Leases, which is effective for periods beginning on or after 1 January 2019. IFRS principally requires lessees to recognize assets and liabilities for all leases with terms longer than 12 months and to present the rights and obligations associated with these leases in the statement of financial position.  IFRS 16 eliminates the classification of leases as either operating leases or finance leases for a lessee.  Instead all leases are treated in a similar way to finance leases applying IAS 17.  The Company is in the process of determining the possible effects, if any, on its financial reporting.

4.

DETERMINATION OF FAIR VALUES

A number of the Company’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities.  Fair values have been determined for measurement and/or disclosure purposes based on the following methods.  When applicable, further information about the assumptions made in determining fair values is disclosed in the notes specific to that asset or liability.

4.1 Inventories

The fair value of inventories is determined based on the estimated selling price in the ordinary course of business less the estimated costs of completion and sale, and a reasonable profit margin based on the effort required to complete and sell the inventories.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4.

DETERMINATION OF FAIR VALUES (continued)

4.2 Trade and other receivables

Due to the short-term nature of the current receivables, their carrying amount is assumed to be the same as their fair value.  The fair value of trade and other receivables is estimated as the present value of future cash flows, discounted at the market rate of interest at the reporting date.  This fair value is determined for disclosure purposes.

4.3 Non-derivative financial liabilities

Fair value, which is determined for disclosure purposes, is calculated based on the present value of future principal and interest cash flows, discounted at the market rate of interest at the reporting date.

5.

FINANCIAL RISK MANAGEMENT

5.1 Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Company’s trade and other receivables from customers.

5.1.1

Receivables

The Company’s exposure to credit risk is influenced mainly by the individual characteristics of each customer.  In the normal course of business, the Company grants credit to its customers based on credit evaluations of their financial condition and generally requires no collateral or other security.  No major customers were identified for the six months ended 31 May 2016.

Trade receivables are non-interest bearing and are generally on terms of 30-90 days.  The Company establishes an allowance for impairment that represents its estimate of incurred losses in respect of trade and other receivables.  The main components of this allowance are a specific loss component that relates to individually significant exposures, and a collective loss component established for groups of similar assets in respect of losses that have been incurred but not yet identified. On a periodic basis, management evaluates accounts receivable balances and establishes an allowance, based on history of past write-offs and collections.  As at 31 May 2016, the Company considers all accounts receivable to be fully collectible and, therefore, did not provide for an allowance for doubtful accounts.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5.

FINANCIAL RISK MANAGEMENT (continued)

The aging of receivables as at 31 May 2016 was as follows:

	Gross	Impairment

Not past due	$ 1,291	$ -
Past due 0-30 days	-	-
Past due 31-60 days	-	-
More than 60 days	-	-
	$ 1,291	$ -

5.2 Cash

Substantially all of the Company’s assets and bank accounts are in banks located in the PRC.  The exchange rate of the RMB is determined by the government of the PRC and the remittance of funds out of the PRC is subject to exchange restrictions imposed by the government of the PRC.

5.3 Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset.  The Company’s approach to manage liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

5.4 Market risk

The Company is exposed to market risk through its use of financial instruments and specifically to interest rate risk, which result from its operating activities.  The change of economic conditions causes the risks, and the Company works to mitigate the risks.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5.

FINANCIAL RISK MANAGEMENT (continued)

5.5 Capital management

The Company’s debt to adjusted capital ratio at 31 May 2016 was as follows:

Total liabilities	$ 3,756,298
Less: cash and cash equivalents	12,015,425
Net debt	-
Total equity	$ 13,013,865
Net debt to capital ratio	-

6.

INCOME TAX EXPENSE

6.1 Provision for income taxes

The provision for income taxes for the six months ended 31 May 2016 consists of the following:

Current	$ 1,482,333
Deferred	-
Total income tax provision	$ 1,482,333

6.2 Reconciliation of effective tax rate

	Tax rate	Amount
Operating profit before income tax expense		$ 4,163,491
Tax using the Company’s domestic tax rate	25.00%	1,040,873
Tax effect of: Non-deductible expenses due to share compensation Changes in estimates related to prior years	10.57% 0.03%	440,171 1,289
	35.60%	$ 1,482,333

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7.

DEPOSIT

On 16 May 2016, the Company and the shareholders of Chenzhou Qianlifeng Beverage Co., Ltd. (“Qianlifeng”) signed an Agreement of Acquisition Intention (“the agreement”) to transfer 100% ownership in Qianlifeng to the Company for RMB 5,000,000 (approximately USD 768,000).  This agreement is subject to various preconditions, which must be satisfactorily completed prior to 31 December 2016.

An initial payment of 20% (RMB 1,000,000) of the total price was made by the Company on 20 May 2016.  The amount is reflected as a $151,895 deposit on the consolidated statement of financial position as at 31 May 2016.  The payment was made into a joint account managed by the Company and the shareholders of Qianlifeng.  Upon satisfactory completion of the preconditions of the agreement, the remaining balance shall also be paid into the same account.

8.

PREPAYMENTS

As at 31 May 2016, the majority of the prepayments consist of advertising expenses made in advance to various vendors.

9.

PROPERTY AND EQUIPMENT

9.1 Carrying amounts of property and equipment

As at 31 May 2016, the carrying amounts of property and equipment consist of the following:

Electronic equipment	$ 106,018
Motor vehicles	294,647
Office equipment	81,525
Total property and equipment, net	$ 482,190

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

9.

PROPERTY AND EQUIPMENT (continued)

9.2 Cost or deemed cost

The cost or deemed cost of the property and equipment for the six months ended 31 May 2016 consists of the following:

	Electronic equipment	Motor vehicles	Office equipment	Total

As at 30 November 2015	$ 120,974	$ 60,552	$ 103,358	$ 284,884
Additions	25,137	270,254	764	296,155
Disposals	-	-	-	-
Effect of exchange rate fluctuations	(3,524)	(4,481)	(2,793)	(10,798)
As at 31 May 2016	$ 142,587	$ 326,325	$ 101,329	$ 570,241

9.3 Depreciation and impairment losses

The depreciation and impairment losses of property and equipment for the six months ended 31 May 2016 consist of the following:

	Electronic equipment	Motor vehicles	Office equipment	Total

As at 30 November 2015	$ 16,048	$ 6,308	$ 10,004	$ 32,360
Depreciation for the period	21,175	25,814	10,178	57,167
Impairment loss	-	-	-	-
Effect of exchange rate fluctuations	(654)	(444)	(378)	(1,476)
As at 31 May 2016	$ 36,569	$ 31,678	$ 19,804	$ 88,051

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

10.

TRADE AND OTHER PAYABLES AND ADVANCE FROM CUSTOMERS

Trade and other payables and advance from customers at 31 May 2016 consist of the following:

Trade and other payables	$ 819,752
Advance from customers	778,234
$ 1,597,986

11.

BORROWINGS

The borrowings from third parties of $89,673 as at 31 May 2016 consist of a $77,800 short-term borrowing from unrelated third parties for the capital contribution to WFOE, and a $11,873 short-term borrowing from an unrelated third party for the professional fees paid on behalf of the Company.

Amount owed to the prior shareholder of Guangdong Tianmei totaling $614,056 was fully repaid during the six months ended 31 May 2016.

12.

CONVERTIBLE DEBT PAYABLE

On 29 March 2016, the Company issued convertible notes with a 6% per annum interest rate to three unrelated individuals in the principal amounts of RMB 1,000,000 (approximately USD 153,000), RMB 5,000,000 (approximately USD 763,000), and RMB 600,000 (approximately USD 87,000), respectively.  The holder of the note is entitled to convert all or a portion of the convertible note plus accrued interest, if any, at the lender’s sole option, into shares of common stock of the Company at a conversion price of the issue price on the conversion date.

Subsequent to 31 May 2016, on 29 June 2016, the Company repaid the three convertible notes in full.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

13.

SHARE CAPITAL

Ordinary shares
In issue as at 1 December 2015	-
Issued for cash	48,000,000
Issued for compensation	12,000,000
Issued for ownership exchange	60,000,000
In issue as at 31 May 2016 – by paid in cash	60,000,000
In issue as at 31 May 2016 – by paid in subsidiary ownership	60,000,000
Authorized – par value $0	120,000,000

Ordinary shares

All shares rank equally with regards to the Company’s residual assets.  The holders of ordinary shares are entitled to receive dividends as declared from time to time, and are entitled to one vote per share at meetings of the Company.

As at 31 May 2016, a total of 120,000,000 shares were issued and outstanding to ten shareholders.  On 6 May 2016, 48,000,000 ordinary shares were issued to three shareholders for cash, and 6,000,000 ordinary shares were issued to five shareholders for compensation.  Those ordinary shares were issued at an exercise price of AUD $ 0.20 per share in a total of AUD $12,000,000 (approximately USD 8,839,000).  The remaining three shareholders paid in their ownership in Guangdong Tianmei for exchange of the 66,000,000 ordinary shares in the Company.

14.

RELATED-PARTY

14.1 Related party transactions

In the normal course of business, the Company conducts certain transactions with Guangdong Gewang Biotechnology Co., Ltd. (“Gewang”), a related party affiliated by common control, and Biotechnology International, a related party with 30% ownership of the Company.  Gewang and Biotechnology International are both 100% subsidiaries of China Gewang Biotechnology, Inc. (“China Gewang”).

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

14.

RELATED-PARTY (continued)

14.1 Related party transactions (continued)

The following is a summary of balances and significant transactions with related parties as at and for the six months ended 31 May 2016:

Receivable for equity share:

Biotechnology International	$ 1,000,000

Trademark expenses:

Gewang	$ 895

Outstanding balances at 31 May 2016 are unsecured and non-interest bearing.

14.2 Trademark

The Company entered into an agreement on 10 June 2015 for the right to use Gewang’s trademark for 10 years.  The future commitment is approximately $1,500 each year.

14.3 Key management personnel compensation

Key management personnel’s annual compensation is comprised of the following:

Short-term employee benefits	$ 65,563
Post-employment benefits	-
Termination benefits	-
Other long-term benefits	-
Share-based payments	-
$ 65,563

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

15.

FINANCIAL INSTRUMENTS

15.1 Credit risk

15.1.1 Exposure to credit risk

The carrying amount of financial assets represents the Company’s maximum credit exposure.  The maximum exposure to credit risk as at 31 May 2016 was as follows:

Trade and other receivables	$ 1,291
Cash and cash equivalents	12,015,425
$ 12,016,716

15.2 Liquidity risk

The following are the contractual maturities (including interest payments where applicable) of financial liabilities.

15.2.1 Non-derivative financial liabilities

31 May 2016	Carrying amount	Contractual cash flow	6 months or less	6-12 months	More than 1 year

Trade and other payables	$ 819,752	$ 819,752	$ 819,752	$ -	$ -
Advance from customers	778,234	778,234	778,234	-	-
Taxes payable	1,066,132	1,066,132	1,066,132	-	-
Convertible debt payable	1,002,507	1,002,507	1,002,507	-	-
Borrowings – third parties	89,673	89,673	89,673	-	-
	$ 3,756,298	$ 3,756,298	$ 3,756,298	$ -	$ -

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

15.

FINANCIAL INSTRUMENTS (continued)

15.3 Fair values

15.3.1 Fair values versus carrying amounts

The fair values of financial assets and liabilities, together with the carrying amounts shown in the consolidated statement of financial position as at 31 May 2016 were as follows:

Assets carried at amortized cost

Fair Value
	Carrying amount	(Level I)	(Level II)	(Level III)	Total
Financial liabilities not measured at fair value
Trade and other receivables	$ 1,291	$ -	$ -	$ -	$ 1,291
Cash and cash equivalents	12,015,425	-	-	-	12,015,425
	$ 12,016,716	$ -	$ -	$ -	$ 12,016,716

Liabilities carried at amortized cost

		Fair Value
	Carrying amount	(Level I)	(Level II)	(Level III)	Total
Financial liabilities not measured at fair value
Trade and other payable	$ 819,752	$ -	$ -	$ -	$ 819,752
Advances from customers	778,234	-	-	-	778,234
Taxes payable	1,066,132	-	-	-	1,066,132
Convertible debt payable	1,002,507	-	-	-	1,002,507
Borrowings- third parties	89,673	-	-	-	89,673
	$ 3,756,298	$ -	$ -	$ -	$ 3,756,298

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

15.

FINANCIAL INSTRUMENTS (continued)

15.3.2 Fair value hierarchy

Financial assets and financial liabilities measured at fair value in the consolidated statement of financial position are grouped into three levels of the fair value hierarchy.  This grouping is determined based on the lowest level of significant inputs used in the fair value measurement, as follows:

Level 1:

quoted prices (unadjusted) in active markets for identical assets or liabilities

Level 2:

inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices)

Level 3:

inputs for the asset or liability that are not based on observable market data (unobservable inputs)

As at 31 May 2016, carrying values of non-derivative financial instruments disclosed above, approximate fair values due to the short term nature of these financial instruments.

16.

OPERATING LEASE ARRANGEMENTS

16.1 Leasing arrangements

Guangdong Tianmei leases its office space under a five-year operating lease from an unrelated third party, which started on 1 May 2015 and expires on 30 April 2020.  Guangdong Tianmei leases its warehouse under a three-year operating lease from an unrelated third party, which started on 1 March 2016 and expires on 28 February 2019.  Upon the expiration of the lease, Guangdong Tianmei is required to return the properties to the landlord in their original condition.

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

16.

OPERATING LEASE ARRANGEMENTS (continued)

16.2 Payments recognized as an expense

Minimum lease payments	$ 48,840

16.3 Non-cancellable operating lease commitments

Not later than 1 year	$ 103,250
Later than 1 year and not later than 5 years	288,147
Later than 5 years	-

17.

COST OF SALES

17.1 Details of cost of sales

The following schedule is the reconciliation of cost of sales for the six months ended 31 May 2016:

Cost of sales:
Inventory, beginning of period	$ -
Amortization of slotting fees	1,759,269
Purchases	2,727,548

4,486,817
Less: inventory, end of period	314,576
Effect of exchange rate fluctuations	(3,353)
Total cost of sales	$ 4,168,888

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

18.

OPERATING EXPENSES

18.1 Details of selling and distribution expenses:

The selling and distribution expenses the six months ended 31 May 2016 consist of the following:

SELLING AND DISTRIBUTION:
Salaries and wages	$ 347,417
Fringe benefits	71,522
Advertising expenses	404,885
Rent	30,627
Depreciation	37,255
Maintenance and repairs	11,817
Utilities	2,675
Travel	22,195
Conference expenses	6,505
Total selling and distribution expenses	$ 934,898

18.2 Details of administrative expenses:

The administrative expenses for the six months ended 31 May 2016 consist of the following:

ADMINISTRATIVE:
Salaries and wages	$ 93,642
Fringe benefits	19,764
Share compensation	1,762,218
Travel	13,152
Office expense	14,300
Rent	18,422
Depreciation	19,912
Utilities	2,018
Maintenance and repair	1,356
Bank charges	3,684
Other expenses	1,382
Conference expenses	13,930
Directors expenses	3,684
Trademark	2,738
Total administrative expenses	$ 1,970,202

TIANMEI BEVERAGE GROUP CORPORATION LIMITED AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

18.

OPERATING EXPENSES (continued)

18.3 Details of financing expenses:

The financing expenses for the six months ended 31 May 2016 consist of the following:

FINANCING
Interest on convertible note	$ 9,476

18.4 Details of research and development expenses:

The research and development expenses for the six months ended 31 May 2016 consist of the following:

RESEARCH AND DEVELOPMENT
Consulting expenses relating to product development	$ 390,327

19.

SUBSEQUENT EVENTS

The Company’s management has performed subsequent events procedures through 12 November 2016, which is the date the consolidated financial statements were available to be issued.  Except for the matters discussed in Notes 1 and 12, there are no subsequent events requiring adjustment to the consolidated financial statements or disclosure as stated herein.

INDEPENDENT AUDITORS’ REPORT

Shareholders and Board of Directors

Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd.

Report on the Financial Statements

We have audited the accompanying financial statements of Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd., which comprise the statement of financial position as at 30 November 2015, and the statement of profit or loss and other comprehensive income, statement of changes in equity and statement of cash flows for the period from 22 May 2015 (inception) to 30 November 2015, and a summary of significant accounting policies and other explanatory information.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit in accordance with International Standards on Auditing.  Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgement, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements give a true and fair view of the financial position of Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd. as at 30 November 2015, and of its financial performance and its cash flows for the period from 22 May 2015 (inception) to 30 November 2015 in accordance with International Financial Reporting Standards.

/s/ Wei, Wei & Co. LLP

Liren Wei

Managing Partner

17 February 2016

New York, United States of America

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE PERIOD FROM 22 MAY 2015 (INCEPTION) TO 30 NOVEMBER 2015

IN US DOLLARS

	Notes

Revenue	3.6	4,856,251
Cost of sales	13	(1,878,928)
Gross profit		2,977,323

Other operating income		529
Selling and distribution expenses	14.1	(391,360)
Administrative expenses	14.2	(224,017)
Operating profit before income tax expense		2,362,475

Income tax expense	6	(590,803)
Profit for the period		1,771,672

Other comprehensive (loss):
Exchange differences on translating foreign currencies		(33,408)

TOTAL COMPREHENSIVE INCOME FOR
THE PERIOD		1,738,264

The notes on pages F-42 to F-60 are an integral part of these financial statements.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

STATEMENT OF FINANCIAL POSITION

AS AT 30 NOVEMBER 2015

IN US DOLLARS

ASSETS	Notes

Non-current assets
Property and equipment, net	7	252,524
Non-current assets		252,524

Current assets
Deferred slotting fees	3.4	1,303,901
Trade and other receivables	5.1	1,811
Cash and cash equivalents	3.1.1	1,418,052
Current assets		2,723,764

TOTAL ASSETS		2,976,288

The notes on pages F-42 to F-60 are an integral part of these financial statements.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

STATEMENT OF FINANCIAL POSITION

AS AT 30 NOVEMBER 2015

IN US DOLLARS

EQUITY AND LIABILITIES	Notes
Equity
Statutory reserve fund	3.5	177,241
Retained earnings		1,594,431
Other comprehensive (loss)		(33,408)
Total equity		1,738,264

Current liabilities
Trade and other payables	8	216,358
Advance from customers	8	125,226
Taxes payable		272,040
Borrowings - shareholders	9	624,400
Current liabilities		1,238,024

TOTAL EQUITY AND LIABILITIES		2,976,288

The notes on pages F-42 to F-60 are an integral part of these financial statements.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

STATEMENT OF CHANGES IN EQUITY

FOR THE PERIOD FROM 22 MAY 2015 (INCEPTION) TO 30 NOVEMBER 2015

IN US DOLLARS

	Statutory		Other
	Reserve	Retained	Compre-	Total
	Fund	Earnings	hensive (loss)	Equity

Balance – 22 May 2015 (inception)	-	-	-	-
Profit for the period	-	1,771,672	-	1,771,672
Statutory reserve	177,241	(177,241)	-	-
Other comprehensive (loss)	-	-	(33,408)	(33,408)
Balance – 30 November 2015	177,241	1,594,431	(33,408)	1,738,264

The notes on pages F-42 to F-60 are an integral part of these financial statements.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM 22 MAY 2015 (INCEPTION) TO 30 NOVEMBER 2015

IN US DOLLARS

	Notes

CASH FLOWS FROM OPERATING ACTIVITIES :
Profit for the period		1,771,672
Non-cash adjustment to reconcile profit after tax to net cash flows:
Depreciation	7.3	32,980
Income tax expense	6	590,803
Working capital adjustments:
Change in deferred slotting fees	3.4	(1,303,901)
Change in trade and other receivables	5.1.1	(1,811)
Change in trade and other payables	8	216,358
Change in advance from customers	8	125,226
Cash generated from operating activities		1,431,327
Interest paid		-
Income taxes paid		(363,141)
Net cash provided by operating activities		1,068,186

CASH FLOWS FROM INVESTING ACTIVITIES :
Purchase of property and equipment	7.2	(290,358)

CASH FLOWS FROM FINANCING ACTIVITIES :
Proceeds from borrowings	9	636,400

NET INCREASE IN CASH AND CASH EQUIVALENTS		1,414,228
Cash and cash equivalents - beginning		-
Effect of exchange rate fluctuations on cash and cash equivalents		3,824
CASH AND CASH EQUIVALENTS - ENDING		1,418,052

The notes on pages F-42 to F-60 are an integral part of these financial statements.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

1.

CORPORATE INFORMATION

Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd. (the “Company”) was founded on 22 May 2015 in the Guangdong Province in the People’s Republic China (“PRC”).

On 30 November 2015, the Company was owned by three persons, which Mr. Shili Zhang owned 47.94%, Ms. Xiaoqin Zheng owned 6.00% and Ms. Han Xu owned 46.06%.  The registered capital is approximately US Dollar 1,614,000 (RMB 10,000,000).  As at 30 November 2015, the shareholders have not contributed any capital.

The Company’s business is comprised of the following:

Sale of Selenium-Rich Water

The Company has annual contracts with two water companies to bottle, under the Company’s label, water from two springs in the PRC that is rich in the mineral selenium. Selenium is believed to have antioxidant properties and play a key role in the human body metabolism.  The bottled water is purchased by the Company from the suppliers and is delivered directly to the stores based upon monthly orders placed by each store.  Accordingly, the Company does not have any inventory as at 30 November 2015.

Product Promotion and Placement Service

The Company has annual agreements with various vendors to assist them in the placement and marketing of their products.  The Company receives a monthly fee from the vendors based upon the number of items being placed in each store.  The Company has the ability to place these products based upon their relationships with over 800 stores in the Guangdong Province.  In connection with these placement services, the Company enters into annual contracts with each store and must prepay the store an annual “slotting fee” charged for each product placed.  The Company has no responsibility regarding the vendors’ sales performance.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

2.

BASIS OF PREPARATION

2.1 Statement of compliance

The financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”).

The financial statements were authorized for issue by the Board of Directors on 17 February 2016.

2.2 Basis of measurement

The financial statements have been prepared on a historical cost basis except for assets and liabilities required to be measured at fair value (See Note 4).

2.3 Functional and presentation currency

These financial statements are presented in US dollars, and the Company’s functional currency is the Renminbi (“RMB”).  All financial information presented has been rounded to the nearest US dollar.

2.4 Foreign Currency Translation

All Company assets are located in the PRC.  The functional currency for the Company’s operations is the Renminbi (“RMB”).  The Company uses the United States Dollar (“US Dollar” or “US$” or “$”) for financial reporting purposes.

For the purpose of presenting the financial statements, the assets and liabilities of the Company are translated into US Dollar using exchange rate prevailing at the end of reporting period.  Income and expenses items are translated at the average exchange rate for the period, unless exchange rates fluctuate significantly during that period, in which case the exchange rates at the dates of the transactions are used. Exchange differences arising, if any, are recognized in other comprehensive income and accumulated in equity. For the period from 22 May 2015 (inception) to 30 November 2015, exchange differences on translating RMB to US Dollar of $(33,408) are recognized as other comprehensive loss in the statement of profit or loss and other comprehensive income.

Although government regulations now allow convertibility of the RMB for current account transactions, significant restrictions still remain.  Hence, such translations should not be construed as representations that the RMB could be converted into US Dollar at that rate or any other rate.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

2.

BASIS OF PREPARATION

2.4 Foreign Currency Translation (continued)

The value of the RMB against the US Dollar and other currencies may fluctuate and is affected by, among other things, changes in the PRC’s political and economic conditions. Any significant revaluation of the RMB may materially affect the Company’s financial condition in terms of US Dollar reporting.

2.5 Use of estimates and judgments

The preparation of the financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates.

Estimates and underlying assumptions are reviewed on an ongoing basis.  Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

3.1 Financial instruments

3.1.1

Non-derivative financial assets

The Company initially recognizes trade and other receivables on the date that they are originated.  All other financial assets (including assets designated at fair value through profit or loss) are recognized initially on the trade date at which the Company becomes a party to the contractual provisions of the instrument.  The Company derecognizes a financial asset when the contractual rights to the cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred.  Any interest in transferred financial assets that is created or retained by the Company is recognized as a separate asset or liability.

Financial assets and liabilities are offset and the net amount presented in the statement of financial position when, and only when, the Company has a legal right to offset the amounts and intends either to settle on a net basis or to realize the asset and settle the liability simultaneously.

The Company has the following non-derivative financial assets:

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.1 Financial instruments (continued)

Trade and other receivables

Trade and other receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market.  Such assets are recognized initially at fair value plus any directly attributable transaction costs.  Subsequent to initial, non-current trade and other receivables are measured at amortized cost using the effective interest method, less any impairment losses.

Cash and cash equivalents

Cash and cash equivalents are comprised of cash balances, money market funds and short-term investments with original maturities of three months or less.

3.1.2

Non-derivative financial liabilities

The Company recognizes the liabilities on the trade date at which the Company becomes a party to the contractual provisions of the instrument.  The Company derecognizes a financial liability when its contractual obligations are discharged, cancelled or expire.  Financial assets and liabilities are offset and the net amount presented in the statement of financial position when, and only when, the Company has a legal right to offset the amounts and intends either to settle on a net basis or to realize the asset and settle the liability simultaneously.

The Company has the following non-derivative financial liabilities: trade and other payables, advances from customers, taxes payable, and borrowings.  Such financial liabilities are recognized initially at fair value plus any directly attributable transaction costs.  Subsequent to initial recognition, these financial liabilities are measured at amortized cost using the effective interest method.

3.2 Property and equipment

3.2.1 Recognition and measurement

Items of property and equipment are measured at cost less accumulated depreciation and accumulated impairment losses.  Cost includes expenditures that are directly attributable to the acquisition of the asset.  When parts of an item of property and equipment have different useful lives, they are accounted for as separate items (major components) of property and equipment.  Gains and losses on disposal of an item of property and equipment are determined by comparing the proceeds from disposal with the carrying amount of property and equipment, and are recognized net within other income (loss) in the statements of profit or loss and other comprehensive income.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.2 Property and equipment (continued)

3.2.2

Subsequent costs

The cost of replacing a part of an item of property and equipment is recognized in the carrying amount of the item if it is probable that the future economic benefits embodied within the part will flow to the Company, and its cost can be measured reliably.  The carrying amount of the replaced part is derecognized.  The costs of the day-to-day servicing of property and equipment are recognized in the statements of comprehensive income as incurred.

3.2.3

Depreciation

Depreciation is calculated over the depreciable amount, which is the cost of an asset, or other amount substituted for cost, less its residual value, if any.  Depreciation is recognized in profit or loss on a straight-line basis over the estimated useful lives of each part of an item of property and equipment, since this most closely reflects the expected pattern of consumption of the future economic benefits embodied in the asset.  Leased assets are depreciated over the shorter of the lease term or their useful life unless it is reasonably certain that the Company will obtain ownership by the end of the lease term.

The estimated useful lives for the current period are as follows:

Electronic equipment	3 years
Motor vehicles	4 years
Office equipment	5 years

Depreciation methods, useful lives and residual values are reviewed at each financial year-end and adjusted if appropriate.

3.3 Impairment

3.3.1

Financial assets (including receivables)

A financial asset not carried at fair value through profit and loss is assessed at each reporting date to determine whether there is objective evidence that it is impaired.  A financial asset is impaired if objective evidence indicates that a loss event has occurred after the initial recognition of the asset, and that the loss event had a negative effect on the estimated future cash flows of that asset that can be estimated reliably.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.3 Impairment (continued)

3.3.1

Financial assets (including receivables) (continued)

The Company considers evidence of impairment for trade and other receivables at both a specific asset and collective levels.  All individually significant accounts receivable are assessed for specific impairment.  All individually significant accounts receivable found not to be specifically impaired are then collectively assessed for any impairment that has been incurred but not yet identified.  Trade and other receivables that are not individually significant are collectively assessed for impairment by grouping together receivables with similar risk characteristics.

In assessing collective impairment, the Company uses historical trends of the probability of default, timing of recoveries and the amount of loss incurred, adjusted for management’s judgment as to whether current economic and credit conditions are such that the actual losses are likely to be greater or less than suggested by historical trends.

An impairment loss in respect of a financial asset measured at amortized cost is calculated as the difference between its carrying amount and the present value of the estimated future cash flows discounted at the asset’s original effective interest rate. Losses are recognized in profit or loss and reflected in an allowance account against receivables.  When a subsequent event causes the amount of impairment loss to decrease, the decrease in impairment loss is reversed through profit or loss.

3.4 Non-financial assets

The carrying amounts of the Company’s non-financial assets are reviewed at each reporting date to determine whether there is any indication of impairment.  If any such indication exists, then the asset’s recoverable amount is estimated and adjusted accordingly.

The recoverable amount of an asset is the greater of its value in use and its fair value less costs to sell.  In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.4 Non-financial assets (continued)

An impairment loss is recognized if the carrying amount of an asset exceeds its estimated recoverable amount. Impairment losses are recognized in profit and loss.

Impairment losses recognized in prior periods are assessed at each reporting date for any indications that the loss has decreased or no longer exists.  An impairment loss is reversed if there has been a change in the estimates used to determine the recoverable amount.  An impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation, if no impairment loss had been recognized.

The Company has the following non-financial asset: deferred slotting fees.

Deferred slotting fees

In connection with the Company’s product promotion and placement services, the Company is required prepay each store where it places a vendor’s product, an annual slotting fee, which is shown as deferred slotting fees in the accompanying balance sheet. As each slotting fee contract is renewed annually, the deferred slotting fees will be recognized within the following twelve months.

3.5 Statutory reserve fund

Pursuant to corporate law of the PRC, the Company is required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory reserve fund until such reserve balance reaches 50% of the Company’s registered capital.  The statutory reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or used to increase registered capital, provided that the remaining reserve balance after use is not less than 25% of registered capital.  The required statutory reserve fund transfer was $177,241 for the period from 22 May 2015 (inception) to 30 November 2015.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.6 Revenue recognition

Revenue from the sale of goods in the course of ordinary activities is measured at the amount of the consideration received or receivable, net of estimated returns, trade discounts and volume rebates.  Revenue is recognized when persuasive evidence exists, that the significant risks and rewards of ownership have been transferred to the buyer, recovery of the consideration is probable, the associated costs and possible return of goods can be estimated reliably, there is no continuing management involvement with the goods, and the amount of revenue can be measured reliably.  If it is probable that discounts will be granted and the amount can be measured reliably, then the discount is recognized as a reduction of revenue as the sales are recognized.

The timing of the transfers of risks and rewards varies depending on the individual terms of the contract of sale.  For sales of goods, usually transfer occurs when the product is received at the customer’s warehouse.

3.7 Income taxes

Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to taxes payable in respect of previous years.

Deferred taxes are recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.  Deferred tax is measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date.  Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and they relate to income taxes levied by the same tax authority on the same taxable entity, or on different tax entities, but they intend to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

3.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

3.7 Income taxes (continued)

A deferred tax asset is recognized for unused tax losses, tax credits and deductible temporary differences, to the extent that it is probable that future taxable profits will be available against which they can be utilized.  Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.  A valuation allowance is established to reduce deferred tax assets to the amount expected to be realized.

Revenues, expenses and assets are recognized net of the amount of sales tax. The net amount of sales tax recoverable from, or payable to, the taxation authority is included as part of receivables or payables in the statements of financial position.

3.8 New standards and interpretations not yet adopted

A number of new standards, amendments to standards and interpretations have been issued since 30 November 2015 up to the date of authorization of the financial statements which are not yet effective, have not been applied in preparing these financial statements. None of these new standards or amendments to standards when effective are expected to have a material effect on the financial statements of the Company except for IFRS 15 – Revenue from Contracts with Customers, which is effective, after amendment, for periods beginning on or after 1 January 2018.  IFRS 15 sets forth the requirements for recognizing revenue that applies to all contracts with customers.  The Company is in the process of determining the possible effects, if any, on its financial reporting.

4.

DETERMINATION OF FAIR VALUES

A number of the Company’s accounting policies and disclosures require the determination of fair value, for both financial and non-financial assets and liabilities.  Fair values have been determined for measurement and/or disclosure purposes based on the following methods.  When applicable, further information about the assumptions made in determining fair values is disclosed in the notes specific to that asset or liability.

4.1 Trade and other receivables

Due to the short-term nature of the current receivables, their carrying amount is assumed to be the same as their fair value.  The fair value of trade and other receivables is estimated as the present value of future cash flows, discounted at the market rate of interest at the reporting date.  This fair value is determined for disclosure purposes.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

4.

DETERMINATION OF FAIR VALUES (continued)

4.2 Non-derivative financial liabilities

Fair value, which is determined for disclosure purposes, is calculated based on the present value of future principal and interest cash flows, discounted at the market rate of interest at the reporting date.

5.

FINANCIAL RISK MANAGEMENT

5.1 Credit risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Company’s trade and other receivables from customers.

5.1.1

Receivables

The Company’s exposure to credit risk is influenced mainly by the individual characteristics of each customer.  In the normal course of business, the Company grants credit to its customers based on credit evaluations of their financial condition and generally requires no collateral or other security.  No major customers were identified for the period from 22 May 2015 (inception) to 30 November 2015.

Trade receivables are non-interest bearing and are generally on terms of 30-90 days.  The Company establishes an allowance for impairment that represents its estimate of incurred losses in respect of trade and other receivables.  The main components of this allowance are a specific loss component that relates to individually significant exposures, and a collective loss component established for groups of similar assets in respect of losses that have been incurred but not yet identified. On a periodic basis, management evaluates accounts receivable balances and establishes an allowance, based on history of past write-offs and collections.  As at 30 November 2015, the Company considers all accounts receivable to be fully collectible and, therefore, did not provide for an allowance for doubtful accounts.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

5.

FINANCIAL RISK MANAGEMENT (continued)

5.1 Credit risk (continued)

5.1.1

Receivables (continued)

The aging of receivables as at 30 November 2015 was as follows:

	Gross	Impairment

Not past due	$ 1,811	$ -
Past due 0-30 days	-	-
Past due 31-60 days	-	-
More than 60 days	-	-
	$ 1,811	$ -

5.2 Cash

Substantially all of the Company’s assets and bank accounts are in banks located in the PRC.  The exchange rate of RMB is determined by the government of the PRC and the remittance of funds out of the PRC is subject to exchange restrictions imposed by the government of the PRC.

5.3 Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset.  The Company’s approach to manage liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Company’s reputation.

5.4 Market risk

The Company is exposed to market risk through its use of financial instruments and specifically to interest rate risk, which result from its operating activities.  The change of economic conditions causes the risks, and the Company works to mitigate the risks.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

5.

FINANCIAL RISK MANAGEMENT (continued)

5.5 Capital management

The Company’s debt to adjusted capital ratio at 30 November 2015 was as follows:

Total liabilities	$ 1,238,024
Less: cash and cash equivalents	1,418,052
Net debt	$ -
Total equity	$ 1,738,264
Debt to capital ratio	-

6.

INCOME TAX EXPENSE

The provision for (benefit from) income taxes for the period from 22 May 2015 (inception) to 30 November 2015 consists of the following:

Current	$ 590,803
Deferred	-

Total income tax provision	$ 590,803

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

7.

PROPERTY AND EQUIPMENT

7.1 Carrying amounts of property and equipment

As at 30 November 2015, the carrying amounts of property and equipment consist of the following:

Electronic equipment	$ 104,926
Motor vehicles	54,244
Office equipment	93,354
Total property and equipment, net	$ 252,524

7.2 Cost or deemed cost

The cost or deemed cost of the property and equipment for the period from 22 May 2015 (inception) to 30 November 2015 consists of the following:

	Electronic equipment	Motor vehicles	Office equipment	Total

At 22 May 2015	$ -	$ -	$ -	$ -
Additions	120,974	60,552	103,358	284,884
Disposals	-	-	-	-
At 30 November 2015	$ 120,974	$ 60,552	$ 103,358	$ 284,884

7.3 Depreciation and impairment losses

The depreciation and impairment losses of the property and equipment for the period from 22 May 2015 (inception) to 30 November 2015 consist of the following:

	Electronic equipment	Motor vehicles	Office equipment	Total

At 22 May 2015	$ -	$ -	$ -	$ -
Depreciation for the period	16,048	6,308	10,004	32,360
Impairment loss	-	-	-	-
At 30 November 2015	$ 16,048	$ 6,308	$ 10,004	$ 32,360

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

8.

TRADE AND OTHER PAYABLES AND ADVANCE FROM CUSTOMERS

Trade and other payables and advance from customers at 30 November 2015 consist of the following:

Trade and other payables	$ 156,839
Accrued expenses	59,519
Advance from customers	125,226
$ 341,584

9.

BORROWINGS

The Company obtained a short-term non-interest bearing loan from one of its shareholders due as at 31 December 2015.  The loan of $624,400 as at 30 November 2015 is reflected as borrowings. The Company repaid $312,000 in December 2015. In January 2016, the Company paid off the remaining balance of $312,400 plus approximately $6,000 of penalties for the late payment.

10.

RELATED-PARTY

10.1 Related party transactions

In the normal course of business, the Company conducts certain transactions with one of its shareholders and Guangdong Gewang Biotechnology Co., Ltd., a related party (“Gewang”).

The following is a summary of balances and significant transactions with related parties as at 30 November 2015 and for the period from 22 May 2015 (inception) to 30 November 2015:

Other payables:

Gewang	$ 650

Borrowings:

Shareholder	$ 624,400

Outstanding balances at 30 November 2015 are unsecured and non-interest bearing.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

10.

RELATED-PARTY (continued)

10.2 Trademark

The Company entered into an agreement on 10 June 2015 for the right to use Gewang’s trademark for 10 years.  The future commitment is approximately $1,600 each year.

10.3 Key management personnel compensation

Key management personnel compensation for the period from 22 May 2015 (inception) to 30 November 2015 is comprised of the following:

Short-term employee benefits	$ 65,563
Post-employment benefits	-
Termination benefits	-
Other long-term benefits	-
Share-based payments	-
$ 65,563

11.

FINANCIAL INSTRUMENTS

11.1 Credit risk

11.1.1 Exposure to credit risk

The carrying amount of financial assets represents the Company’s maximum credit exposure.  The maximum exposure to credit risk as at 30 November 2015 was as follows:

Carry amount

Trade and other receivables	$ 1,811
Cash and cash equivalents	1,418,052
$ 1,419,863

11.2 Liquidity risk

The following are the contractual maturities (including interest payments where applicable) of financial liabilities.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

11.

FINANCIAL INSTRUMENTS (continued)

11.2 Liquidity risk(continued)

11.2.1 Non-derivative financial liabilities

30 November 2015	Carrying amount	Contractual cash flow	6 months or less	6-12 months	More than 1 year

Trade and other payables	$ 216,358	$ 216,358	$ 216,358	$ -	$ -
Advance from customers	125,226	125,226	125,226	-	-
Taxes payable	272,040	272,040	272,040	-	-
Borrowings	624,400	624,400	624,400	-	-
	$ 1,238,024	$ 1,238,024	$ 1,238,024	$ -	$ -

11.3

Fair values

11.3.1 Fair values versus carrying amounts

The fair values of financial assets and liabilities, together with the carrying amounts shown in the statement of financial position as at 30 November 2015 were as follows:

Assets carried at amortized cost

Fair Value

	Carrying amount	(Level I)	(Level II)	(Level III)	Total

Trade and other receivables	$ 1,811	$ 1,811	$ -	$ -	$ 1,811
Cash and cash equivalents	1,418,052	1,418,052	-	-	1,418,052

	$ 1,419,863	$ 1,419,863	$ -	$ -	$ 1,419,863

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

11.

FINANCIAL INSTRUMENTS (continued)

11.3 Fair values (continued)

11.3.1 Fair values versus carrying amounts (continued)

Liabilities carried at amortized cost

		Fair Value

	Carrying amount	(Level I)	(Level II)	(Level III)	Total

Trade and other payables	$ 216,358	$ 216,358	$ -	$ -	$ 216,358
Advance from customers	125,226	125,226	-	-	125,226
Taxes payable	272,040	272,040	-	-	272,040
Borrowings	624,400	624,400	-	-	624,400

	$ 1,238,024	$ 1,238,024	$ -	$ -	$ 1,238,024

11.3.2

Fair value hierarchy

Financial assets and financial liabilities measured at fair value in the statement of financial poistion are grouped into three levels of the fair value hierarchy.  This grouping is determined based on the lowest level of significant inputs used in the fair value measurement, as follows:

Level 1:

quoted prices (unadjusted) in active markets for identical assets or liabilities

Level 2:

inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices)

Level 3:

inputs for the asset or liability that are not based on observable market data (unobservable inputs)

As at 30 November 2015, carrying values of non-derivative financial instruments disclosed above, approximate fair values due to the short term nature of these financial instruments.

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

12.

OPERATING LEASE ARRANGEMENTS

12.1 Leasing arrangements

The Company leases its office space under a five-year operating lease from an unrelated third party, which started on 1 May 2015 before the Company was founded on 22 May 2015 and expires on 30 April 2020.  Upon the expiration of the lease, the Company is required to return the property to the landlord in its original condition.

12.2 Payments recognized as an expense

Minimum lease payments	$ 55,680

12.3 Non-cancellable operating lease commitments

Not later than 1 year	$ 93,660
Later than 1 year and not later than 5 years	320,005
Later than 5 years	-

13.

COST OF SALES

13.1 Details of cost of sales

The following schedule is the reconciliation of cost of sales for the period from 22 May 2015 (inception) to 30 November 2015:

Cost of sales:
Inventory, inception	$ -
Amortization of slotting fees	930,367
Purchases	948,561

1,878,928
Less: inventory, end of period	-
Total cost of sales	$ 1,878,928

GUANGDONG TIANMEI SELENIUM-RICH BEVERAGE CHAIN CO., LTD.

NOTES TO FINANCIAL STATEMENTS

14.

  OPERATING EXPENSES

14.1 Details of selling and distribution expenses:

The selling and distribution expenses for the period from 22 May 2015 (inception) to 30 November 2015 consist of the following:

SELLING AND DISTRIBUTION
Salaries and wages	$ 253,351
Advertising expenses	52,145
Rent	28,638
Depreciation	19,509
Utilities	2,363
Travel expenses	34,691
Trademark expenses	663
Total selling and distribution expenses	$ 391,360

14.2 Details of administrative expenses:

The administrative expenses for the period from 22 May 2015 (inception) to 30 November 2015 consist of the following:

ADMINISTRATIVE
Salaries and wages	$ 66,601
Fringe benefits	12,406
Start-up fees	21,391
Travel expenses	11,270
Office expenses	14,019
Rent	19,092
Depreciation	13,471
Utilities	1,934
Professional fees	60,000
Bank charges	3,833
Total administrative expenses	$ 224,017

Unaudited Pro Forma Condensed Consolidated Financial Information

On April 28, 2016, Biotechnology International Holding Ltd. (“Biotechnology International”) a wholly-owned subsidiary of China Gewang Biotechnology, Inc. (the “Company”), made an investment in Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd. (“Guangdong Tianmei”).  Guangdong Tianmei was organized in May 2015, and is engaged in the business of distributing selenium-rich bottled water and also functions as a placement agent for a variety of products from various manufacturers, all within the People’s Republic China (“PRC”).  The investment was US$1,000,000 for a 30% interest in an Australian corporation, which would indirectly own all of the equity in Guangdong Tianmei.

The acquisition by Biotechnology International of 30% of Tianmei Beverage Group Corporation Limited, an Australian corporation ("Tianmei Australia") was completed in May 2016, at which time Tianmei Australia acquired ownership, through wholly-owned subsidiaries, of Guangdong Tianmei.  The investment agreement required the payment of $1,000,000 by June 20, 2016, which was paid on June 17, 2016.

The following unaudited pro forma condensed consolidated statements of operations and other comprehensive income have been derived from the audited consolidated statement of income and comprehensive income of the China Gewang Biotechnology, Inc. and Subsidiaries for the year ended November 30, 2015, and the audited statement of profit or loss and other comprehensive income of Guangdong Tianmei Selenium-Rich Beverage Chain Co., Ltd. for the period from May 22, 2015 (inception) to November 30, 2015, and such information was adjusted to reflect to the effect as if the investment occurred on May 22, 2015 during the year ended November 30, 2015.

All of the following financial statements are presented in U.S. dollars.

Unaudited Pro Forma Condensed Consolidated Statements of Operations and Other Comprehensive Income
For the year ended November 30, 2015
(U.S. Dollars)

	China Gewang	Guangdong
	and subsidiaries	Tianmei		Debits	Credits	Pro Forma

Revenue	$ 4,184,255	$ 4,856,251				$ 4,184,255
Cost of Sales	(1,186,461)	(1,878,928)				(1,186,461)
Gross profit	2,997,794	2,977,323				2,997,794

Operating expenses
Other operating income	-	(529)				-
Selling and marketing	836,040	391,360				836,040
General and administrative	528,627	224,017				528,627
Total operating expenses	1,364,667	614,848				1,364,667
Operating income	1,633,127	2,362,475				1,633,127

Other Income
Interest income	13,508	-				13,508
Income before provision for income taxes	1,646,635	2,362,475				1,646,635
Provision for income taxes	457,922	590,803				457,922
Equity in earnings of investee	-	-	A	521,479		521,479

Net income before noncontrolling interests	1,188,713	1,771,672				1,710,192
Noncontrolling interests	(61,790)	-				(61,790)
Net income attributable to common stockholders	1,126,923	1,771,672				1,648,402
Earnings per common share	0.03					0.04
Weighted average shares outstanding	40,944,444					40,944,444
Comprehensive income (loss):
Net Income before noncontrolling interests	1,188,713	1,771,672				1,710,192
Foreign currency translation adjustment	(315,020)	(33,408)				(315,020)

Comprehensive income	873,693	1,738,264				1,395,172
Comprehensive income (loss) attributable to noncontrolling interests	(46,039)	-				(46,039)

Net Comprehensive income attributable to common stockholders	$ 827,654	$ 1,738,264				$ 1,349,133

Notes to the Unaudited Pro Forma Condensed Consolidated Statements of Operations and Other Comprehensive Income

A. To reflect the pro rata share (30%) of the historical earnings of Guangdong Tianmei to China Gewang for the year ended November 30, 2015.